Earnings Per Common Share	12 Months Ended
Dec. 31, 2012
Earnings Per Common Share
23.	Earnings Per Common Share

Basic EPS is computed by dividing net income available to common stockholders by the weighted-average number of common shares outstanding during the period. The computation of diluted EPS is similar to the computation of basic EPS except that the denominator is increased to include the number of additional common shares that would have been outstanding if dilutive potential common shares had been issued. Dilutive potential common shares include the effect of outstanding stock options and unvested restricted stock awards and units. EPS under the basic and diluted computations is as follows:

Year Ended December 31,	2012	2011	2010

Net income	$928	$864	$454
Preferred stock dividends	(45)	-	-

Net income available to common stockholders	$883	$864	$454

Weighted-average common shares outstanding — basic	1,274	1,227	1,191
Common stock equivalent shares related to stock incentive plans	1	2	3

Weighted-average common shares outstanding — diluted (1)	1,275	1,229	1,194

Basic EPS	$.69	$.70	$.38
Diluted EPS	$.69	$.70	$.38

(1)	Antidilutive stock options and restricted stock awards excluded from the calculation of diluted EPS totaled 74 million, 63 million, and 52 million shares in 2012, 2011, and 2010, respectively.